EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2008

Horizon Bancorporation, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-71773	65-084565

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 53rd Avenue East, Bradenton, Florida		34203

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (941)753-2265

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 17, 2008, the Registrant issued a press release reporting YTD second quarter 2008 earnings

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press release dated July 17, 2008 detailing second quarter 2008 earnings.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON BANCORPORATION
(Registrant)

Date: July 17, 2008
/s/ CHARLES S. CONOLEY
Charles S. Conoley
President and Chief Executive Officer